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                                                                 Exhibit 10c(11)

                                    EXHIBIT A
                                       TO
                           1997 EQUITY INCENTIVE PLAN

                           PERFORMANCE SHARE SUB-PLAN
                           --------------------------

                    (As Revised and Restated January 1, 2001)

     This Performance Share Sub-Plan ("Sub-Plan") sets forth the rules and regulations adopted by the Committee for issuance of Performance Share Awards under Section 10 of the 1997 Equity Incentive Plan ("Plan"). Capitalized terms used in this Sub-Plan that are not defined herein shall have the meaning given in the Plan. In the event of any conflict between this Sub-Plan and the Plan, the terms and conditions of the Plan shall control. No Award Agreement shall be required for participation in this Sub-Plan.

Section 1. Definitions

When used in this Sub-Plan, the following terms shall have the meanings as set forth below, and are in addition to the definitions set forth in the Plan.

1.1  "Account" means the account used to record and track the number of
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     Performance Shares granted to each Participant as provided in Section 2.4.

1.2  "Award" as used in this Sub-Plan means each aggregate award of Performance
      -----
     Shares as provided in Section 2.2.

1.3  "EBITDA" means earnings before interest, taxes, depreciation, and
      ------
     amortization as determined from time to time by the Committee.

1.4  "EBITDA Growth" means the percentage increase (if any) in EBITDA for any
      -------------
     Year, as compared to the previous Year as determined from time to time by the Committee.

1.5  "Peer Group" means the utilities included in the Standard & Poors Utility
      ----------
     (Electric Power Companies) Index.

1.6  "Performance Period" for purposes of this Sub-Plan means three consecutive
      ------------------
     Years beginning with the Year in which an Award is granted.

1.7  "Performance Schedule" means Attachment 1 to this Sub-Plan, which sets
      --------------------
     forth the Performance Measures applicable to this Sub-Plan.

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1.8  "Performance Share" for purposes of this Sub-Plan means each unit of an
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     Award granted to a Participant, the value of which is equal to the value of
     Company Stock as hereinafter provided.

1.9  "Retire" or "Retirement" means termination of employment on or after:
      ------      ----------

          (a) becoming 65 years old with at least 5 years of service;

          (b) becoming 55 years old with at least 15 years of service; or

          (c) achieving at least 35 years of service, regardless of age.

1.10 "Salary" means the regular base rate of compensation payable by the Company
      ------
     to a Participant on an annual basis as of the date an Award is Granted. Salary does not include bonuses, if any, or incentive compensation, if any. Such compensation shall not be reduced by any deferrals made under any other plans or programs maintained by the Company.

1.11 "Total Shareholder Return" means the total percentage return realized by
      ------------------------
     the owner of a share of stock during a relevant Year or any part thereof. Total Shareholder Return is equal to the appreciation or depreciation in value of the stock (which is equal to the closing value of the stock on the last trading day of the relevant period minus the closing value of the stock on the last trading day of the preceding Year) plus the dividends declared during the relevant period, divided by the closing value of the stock on the last trading day of the preceding Year. Closing values for the stock on the dates given above shall be those published in the Wall Street Journal.

1.12 "Year" means a calendar year.
      ----

Section 2. Sub-Plan Participation and Awards

2.1 Participant Selection. Participants under this Sub-Plan shall be selected by
    ---------------------
the Committee in its sole discretion as provided in Section 4.2 of the Plan.

2.2 Awards. Subject to any adjustments to be made under Section 2.5, the
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Compensation Committee may, in its sole discretion, grant Awards to some or all of the Participants in the form of a specific number of Performance Shares. The total value of any Award shall not exceed the following limitations, based on the Participant's Salary on the date that the Award is granted:

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                      Participant                   Award Limitation
        ----------------------------------------------------------------
          CEO/COO                                    150% of Salary
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          Presidents*/Executive VPs*                 100% of Salary
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          Senior VPs*                                 85% of Salary
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          Department Heads and Key Managers**
               Level I                                75% of Salary
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        ----------------------------------------------------------------
          Level II                                    50% of Salary
          Level III                                   40% of Salary
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          *  Senior Management Committee level position
          **Levels shall be determined in the sole discretion of the Committee

2.3  Award Valuation at Grant. In calculating the limitations set forth in
     ------------------------
Section 2.2, the value of each Performance Share shall be equal to the closing price of a share of Stock on the last trading day before the Award is granted, as published in the Wall Street Journal. Each Award is deemed to be granted on the day that it is approved by the Committee.

2.4  Accounting and Adjustment of Awards. The number of Performance Shares
     -----------------------------------
awarded to a Participant shall be recorded in a separate Account for each Participant. The number of Performance Shares recorded in a Participant's Account shall be adjusted to reflect any splits or other adjustments in the Stock. If any cash dividends are paid on the Stock, the number of Performance Shares in each Participant's Account shall be increased by a number equal to (i) the dividend multiplied times the number of Performance Shares in each Participant's Account, divided by (ii) the closing price of a share of Stock on the payment date of the dividend, as published in the Wall Street Journal.

2.5  Performance Schedule and Calculation of Awards. Each Award shall become
     ----------------------------------------------
vested on January 1 immediately following the end of the applicable Performance Period, subject to adjustment in accordance with the following procedure.

     (a)  One half of the Award shall be adjusted as follows:

          (i) The Total Shareholder Return for the Company shall be determined for each Year during the Performance Period, and shall then be averaged (the "Company TSR").

          (ii) The average Total Shareholder Return for all Peer Group utilities shall be determined for each Year during the Performance Period, and shall then be averaged ( the "Peer Group TSR").

          (iii) The Peer Group TSR for the Performance Period shall be subtracted from the Company TSR for the Performance Period. The remainder shall then be used to determine the number of vested Performance Shares using the Performance Schedule, based on one half of the number of Performance Shares in the Participant's Account.

     (b)  The other half of the Award shall be adjusted as follows:

          (i) The EBITDA Growth for the Company shall be determined for each Year during the Performance Period, and shall then be averaged (the Company EBITDA Growth").

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          (ii)  The average EBITDA Growth for all Peer Group utilities shall be determined for each Year during the Performance period, and shall be averaged (the Peer Group EBITDA Growth").

          (iii) The Peer Group EBITDA Growth for the Performance Period shall be subtracted from the Company EBITDAGrowth for the Performance Period. The remainder shall then be used to determine the number of vested Performance Shares using the Performance Schedule, based on one half of the number of Performance Shares in the Participant's Account.

     (c) The total number of vested Performance Shares payable to the Participant shall be the sum of the amounts determined in accordance with subsections (a) and (b) above.

     (d) The Performance Measures and the Performance Schedule will not change during any Performance Period with regard to any Awards that have already been granted. The Committee reserves the right to modify or adjust the Performance Measures and/or the Performance Schedule in the Committee's sole discretion with regard to future grants.

2.6  Payment Options. Except as provided in Section 3, Awards shall be paid
     ---------------
after expiration of the Performance Period. The Company will pay in cash to each Participant the aggregate value of vested Performance Shares, which shall be determined in accordance with Section 2.7. Payment shall be made as follows:

     (a) 100% on or about April 1 of the Year immediately following expiration of the Performance Period; or

     (b) in accordance with an alternative payment election made by Participant substantially in the form attached hereto as Attachment 2, provided that such election is executed by the Participant and returned to the Vice President, Human Resources Department no later than the end of the first Year of the Performance Period. Once made, this election is irrevocable.

2.7  Valuation of Performance Shares. For the purposes of payment of under
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Section 2.6, the aggregate value of vested Performance Shares shall be equal to the total number of vested Performance Shares in the Participant's Account (after any applicable adjustments under Section 2.5) multiplied times the closing price of the Stock on the last trading day before payment of the Award, as published in the Wall Street Journal.

Section 3. Early Vesting and Forfeiture

3.1  Retirement, Death, Disability, Divestiture or Change in Control. If prior
     ---------------------------------------------------------------
to expiration of the Performance Period the Participant Retires, dies or becomes disabled, or in the event of a Divestiture or a Change in Control during a Performance Period, the

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Participant's Award shall immediately become vested, and the aggregate value of the Award shall be paid in cash after being adjusted accordance with the following procedure.

     (a) One half of the Award shall be adjusted as follows:

          (i) The Total Shareholder Return for the Company shall be determined for each Year or partial Year, and a weighted average Total Shareholder Return for the Company shall be calculated for the period between the first day of the Performance Period and the date the Participant Retires, dies or becomes Disabled, or the date of the Divestiture, or the date that the Change in Control becomes effective (the "Prorated Company TSR").

          (ii) The average Total Shareholder Return for all Peer Group utilities shall be determined for each Year or partial Year, and a weighted average Total Shareholder Return shall be calculated for the period between the first day of the Performance Period and the date the Participant Retires, dies or becomes Disabled, or the date of the Divestiture, or the date that the Change in Control becomes effective ( the "Prorated Peer Group TSR").

          (iii) The Prorated Peer Group TSR for the Performance Period shall be subtracted from the Prorated Company TSR for the Performance Period. The remainder shall then be used to determine the vested Performance Shares using the Performance Schedule, based on one half of the number of Performance Shares in the Participant's Account.

     (b) The other half of the Award shall be adjusted as follows:

          (i) The EBITDA Growth for the Company shall be determined for each Year or partial Year, and a weighted average EBITDA Growth for the Company shall be calculated for the period between the first day of the Performance Period and the end of the calendar quarter immediately preceding the date that the Participant Retires, dies or becomes Disabled, or end of the calendar quarter immediately preceding the date of the Divestiture, or the date that the Change in Control becomes effective (the "Prorated Company EBITDA Growth").

          (ii) The average EBITDA Growth for all Peer Group utilities shall be determined for each Year or partial Year, and a weighted average EBITDA Growth shall be calculated for the period between the first day of the Performance Period and the end of the calendar quarter immediately preceding the date the Participant Retires, dies or becomes Disabled, or the end of the calendar quarter immediately preceding the date of the

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          Divestiture, or the date that the Change in Control becomes effective
          ( the "Prorated Peer Group EBITDA Growth").

          (iii) The Prorated Peer Group EBITDA Growth for the Performance Period shall be subtracted from the Prorated Company EBITDA Growth for the Performance Period. The remainder shall then be used to determine the vested Performance Shares using the Performance Schedule, based on one half of the number of Performance Shares in the Participant's Account.

     (c) The total number of vested Performance Shares payable to the Participant shall be the sum of the amounts determined in accordance with subsections (a) and (b) above.

     (d) If the Participant Retires, the Award shall be paid in accordance with the Participant's election as provided in Section 2.6. If the Participant dies or becomes disabled, or in the event of a Divestiture or Change in Control, payment shall be made in cash within a reasonable time after the Participant dies or becomes Disabled, or within a reasonable time after the Divestiture or Change in Control becomes effective, notwithstanding any election under Section
2.6. Payment upon death shall be made to the Participant's Designated Beneficiary. The aggregate value of the vested Performance Shares shall be determined in accordance with section 3.2.

3.2  Valuation of Performance Shares. For the purposes of payment under Section
     -------------------------------
3.1, the aggregate value of vested Performance Shares shall be equal to the number of vested Performance Shares in the Participant's Account (after any applicable adjustments under Section 3.1) multiplied times the closing price of the Stock on the date that the Participant Retires, dies or becomes Disabled, or on the date of the Divestiture or Change in Control (as applicable), as published in the Wall Street Journal.

3.3  Termination of Employment. In the event that a Participant's employment
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with the Company terminates for any reason other than Retirement, death or
Disability, any Award made to the Participant which has not vested as provided in Section 2 shall be forfeited. Any vested Awards shall be paid within a reasonable time after termination, notwithstanding any election to defer the payment of any Award under Section 2.6.

4.   Non-Assignability of Awards

The Awards and any right to receive payment under the Plan and this Sub-Plan may not be anticipated, alienated, pledged, encumbered, or subject to any charge or legal process, and if any attempt is made to do so, or a Participant becomes bankrupt, then in the sole discretion of the Committee, any Award made to the Participant which has not vested as provided in Sections 2 and 3 shall be forfeited.

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5.   Amendment and Termination

This Sub-Plan shall be subject to amendment, suspension, or termination as provided in the Plan.

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                                  ATTACHMENT 1
                                  ------------

                              PERFORMANCE SCHEDULE
                              --------------------

                        PERFORMANCE SHARE CALCULATION/1/
                          -----------------------------

The following table shall be used to adjust one half of the Participant's Award in accordance with Section 2.5(a) or Section 3.1(a) of the Plan:

If the Company TSR/2/ minus                           Then the 50% of the vested
the Peer Group TSR/2/ is:                             Performance Share Award
                                                       shall be multiplied by:

      5% or better                                              2.00

      4.0 - 4.99                                                1.75

      3.0 - 3.99                                                1.50

      2.0 - 2.99                                                1.25

      1.0 - 1.99                                                1.00

      (0.99) - 0.99                                              .50

      (1.0) - (1.99)                                             .25

      (2.0) or less                                             0.00

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The following table shall be used to adjust one half of the Participant's Award in accordance with Section 2.5(b) or Section 3.1(b) of the Plan:

If the Company EBITDA Growth/2/ minus                 Then the 50% of the vested
the Peer Group EBITDA Growth/2/ is:                   Performance Share Award
                                                      shall be multiplied by:

              5% or better                                     2.00

              4.0 - 4.99                                       1.75

              3.0 - 3.99                                       1.50

              2.0 - 2.99                                       1.25

              1.0 - 1.99                                       1.00

              0.00 - 0.99                                       .50

              Less than 0                                         0

/1/ The number of Performance Shares as calculated above shall be paid in accordance with the provisions of Section 2.5 and 2.6 of the Sub-Plan.

/2/ For purposes of Section 3, the Prorated Company TSR and EBITDA Growth and Prorated Peer Group TSR and EBITDA Growth shall be used, and the number of Performance Shares as calculated above shall be paid in accordance with the provisions of Section 3.1 of the Sub-Plan.

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                                  ATTACHMENT 2
                                  ------------
                           Performance Share Sub-Plan
                           200_ Deferral Election Form

As a Participant in the Performance Share Sub-Plan of the 1997 Equity Incentive Plan ("Sub-Plan"), I hereby elect to defer payment of my Award otherwise payable to me by the Company and attributable to services to be performed by me during
the Performance Period beginning on January   , 200   . This election shall
                                           --      --
apply to [CHECK ONE]:

     [ ] 100% of the Award                      [ ]  50% of the Award
     [ ] 75%   of the Award                     [ ]  25% of the Award

Upon vesting, I understand that my Award shall continue be recorded in my Account as Performance Shares as described in the Sub-Plan and adjusted to reflect the payment and reinvesting of the Company's common stock dividends over the deferral period, until paid in full.

I hereby elect to defer receipt (or commencement of receipt) of my Award until the date specified below, or as soon as practical thereafter [CHECK ONE]:

     [ ] a specific date certain at least 5 years from expiration
         of the Performance Period:                                 4  /1/     *
                                                                ----------------
                                                                (month/day/year)
     [ ] the April 1 following the date of retirement

     [ ] the April 1 following the first anniversary of my date of retirement

* Notwithstanding my election above, if I elect a date certain distribution and I retire before that date certain, I understand that the Company will commence distribution of my account no later than the April 1 following the first anniversary of the date of retirement, or as soon as practical thereafter, even though said date is earlier than 5 years from expiration of the Performance Period.

I hereby elect to be paid as described in the Sub-Plan in the form of [CHECK
ONE]:

     [ ] a single payment  [ ] annual  payments  commencing  on the date set forth  above and payable on the
                               anniversary date thereof over:

                               [ ] a two year period     [ ] a three year period
                               [ ] a four year period    [ ] a five year period

I understand that I will receive "earnings" on those deferred amounts when they are paid to me.

I understand that the election made as indicated herein is irrevocable and that all deferral elections are subject to the provisions of the Sub-Plan, including provisions that may affect timing of distributions.

I understand and acknowledge that my interests herein and my rights to receive distribution of the deferred amounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or I become bankrupt, my interest may be terminated by the Committee, which, in his sole discretion. I further understand that nothing in the Sub-Plan shall be interpreted or construed to require the Company in any manner to fund any obligation to me, or to my beneficiary(ies) in the event of my death.


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           (Signature)                                      (Date)

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           (Print Name)                              (Company Location)

Received:
Agent of Chief Executive Officer


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           (Signature)                                      (Date)